Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.


                     		03/31/02  12/29/01
United States
Chicken Operations:
U.S. Chicken Sales (000's)  	$399,813  $402,226
U.S. Chicken Sales divided by
   U.S.Chicken Net Pounds
   Produced 			 $0.6893   $0.7014

U.S. Chicken
   Net Pounds Produced (000's) 580,037  573,464

Other Operations:
Other Sales (000's)           55,158     45,838

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other
   Sales (000's)             454,971    448,064

U.S. Chicken & Other
   Operating Income (000's)    4,967      9,357
U.S. Chicken & Other Operating
   Income as a percent of
   U.S. Chicken & Other Sales   1.09%      2.09%


Mexico
Chicken Operations:
Mexico Chicken Sales (000's)  80,376     90,916
Mexico Chicken Sales divided
   by Mexico Chicken Net
   Pounds Produced           $0.6181    $0.6107

Mexico Chicken Operating
   Income (000's)               (514)     8,471

Mexico Operating Income as a
   percent of Mexico
   Chicken Sales               -0.64%      9.32%


Mexico Net Pounds
   Produced (000's)          130,027    148,876

Turkey

U.S. Turkey Sales (000's)     65,406    117,051

U.S. Turkey Sales divided
   by U.S. Turkey Net
   Pounds Produced           $0.5793    $1.0368

U.S. Turkey Operating
   Income (000's)             (8,825)     5,503

U.S. Turkey Operating Income
   as a percent of U.S.
   Turkey Sales               -13.49%      4.70%


U.S. Turkey Net Pounds
   Produced (000's)          112,897    112,896

U.S. Summary

U.S. Sales (000's)           520,377    565,114
U.S. Cost of Sales (000's)   497,296    522,512
U.S. Gross Margin (000's)     23,081     42,603
U.S. Gross Margin as a
   percent of U.S. Sales        4.44%      7.54%

U.S. Selling, General and
   Administrative Expenses
   (000's)                    26,940     27,743

U.S. Selling, General and
   Administrative Expenses as
   a percent of U.S Sales       5.18%      4.91%

U.S. Operating Income (000's)  (3,858)   14,860
U.S. Operating Income as a
   percent of U.S. Sales        -0.74%     2.63%


Consolidated Operations
Chicken Operations:
Chicken Sales from all
   Divisions (000's)          480,189   493,142

Chicken Sales from all divisions
   divided by Chicken Net
   Pounds Produced from all
   Divisions                  $0.6763   $0.6827

Chicken Net Pounds Produced
   from all Divisions (000's) 710,064   722,340

Other Operations:
Other Sales (000's)            55,158    45,838

Totals All Operations:
Total Net Sales (000's)       600,753   656,030
Total Cost of Sales (000's)   572,122   598,165

Gross Margin from all
   operations (000's)          28,631    57,865

Gross Margin from all operations
   as a percent of
   Total Net Sales               4.77%     8.82%

Total Selling, General and
   Administrative Expenses
   (000's)                     33,003    34,535

Total Selling, General and
   Administrative Expenses as
   a percent of Total Net Sales  5.49%     5.26%

Operating Income from all
   operations (000's)          (4,372)   23,330

Operating Income from all
   operations as a percent
   of Total Net Sales           -0.73%     3.56%

                             09/29/01  06/30/01     03/31/01   12/30/00

United States
Chicken Operations:
U.S. Chicken Sales (000's)   $427,191  $431,572     $359,675   $265,824
U.S. Chicken Sales divided
   by U.S.Chicken Net
   Pounds Produced            $0.7470   $0.7379      $0.7162    $0.7221

U.S. Chicken Net Pounds
   Produced (000's)           571,867   584,896      502,173    368,143

Other Operations:
Other Sales (000's)            45,843    45,719       46,569     41,728

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other
   Sales (000's)              473,034   477,291      406,243    307,552

U.S. Chicken & Other Operating
    Income (000's)             27,700    30,023        2,857     20,631

U.S. Chicken & Other Operating
   Income as a percent of U.S.
   Chicken & Other Sales         5.86%     6.29%        0.70%      6.71%


Mexico
Chicken Operations:
Mexico Chicken Sales (000's)    79,602   89,752       75,844     78,480
Mexico Chicken Sales divided
   by Mexico Chicken Net
   Pounds Produced             $0.5710  $0.6843      $0.5425    $0.5625

Mexico Chicken Operating
   Income (000's)                1,011   13,767       (5,201)     2,580

Mexico Operating Income as a
   percent of Mexico Chicken
   Sales                          1.27%   15.34%       -6.86%      3.29%


Mexico Net Pounds Produced
   (000's)                     139,415  131,152      139,799    139,510

Turkey

U.S. Turkey Sales (000's)       88,615   78,793       59,506          -
U.S. Turkey Sales divided by
   U.S. Turkey Net Pounds
   Produced 			 $0.7896  $0.7298      $0.7842          -

U.S. Turkey Operating Income
  (000's) 				   2,406    1,697       (2,929)	    -
U.S. Turkey Operating Income
   as a percent of U.S. Turkey
   Sales 				    2.72%    2.15%       -4.92%         -

U.S. Turkey Net Pounds
   Produced (000's) 		 112,233  107,958      75,879           -

U.S. Summary

U.S. Sales (000's)    		 561,649  556,084     465,749     307,552
U.S. Cost of Sales (000's)     507,112  499,916     436,038     268,120
U.S. Gross Margin (000's)       54,537   56,168      29,711      39,432
U.S. Gross Margin as a percent
   of U.S. Sales 			    9.71%   10.10%       6.38%      12.82%
U.S. Selling, General and
   Administrative Expenses
   (000's) 				  24,431   24,448      29,783      18,801
U.S. Selling, General and
   Administrative Expenses as
   a percent of U.S Sales         4.35%    4.40%       6.39%       6.11%

U.S. Operating Income (000's)   30,106   31,720         (72)     20,631
U.S. Operating Income as a
   percent of U.S. Sales          5.36%   57.00%      -0.02%       6.71%


Consolidated Operations
Chicken Operations:
Chicken Sales from all
   Divisions (000's)		  506,793 521,324     435,519     344,304
Chicken Sales from all divisions
   divided by Chicken Net Pounds
   Produced from all Divisions  $0.7125 $0.7281     $0.6784     $0.6782

Chicken Net Pounds Produced from
   all Divisions (000's)        711,282 716,048     641,972     507,653

Other Operations:
Other Sales (000's)              45,843  45,719      46,569     41,728

Totals All Operations:
Total Net Sales (000's) 	  641,251 645,836     541,593    386,032
Total Cost of Sales (000's) 	  579,307 570,211     512,377    338,866
Gross Margin from all
   operations (000's) 		   61,944  75,625      29,216     47,166
Gross Margin from all operations
   as a percent of Total Net Sales 9.66%  11.71%       5.39%     12.22%

Total Selling, General and
   Administrative Expenses
   (000's)                       30,827  30,138      34,488     23,955
Total Selling, General and
   Administrative Expenses as
   a percent of Total Net Sales    4.81%   4.67%       6.37%      6.21%

Operating Income from all
   operations (000's)            31,117  45,487      (5,272)    23,211
Operating Income from all
   operations as a percent of
   Total Net Sales                 4.85%   7.04%     -0.97%       6.01%



                                09/30/00  07/01/00     04/01/00   01/01/00

United States
Chicken Operations:
U.S. Chicken Sales (000's)       263,549   282,973      253,687    250,178
U.S. Chicken Sales divided by
   U.S.Chicken Net Pounds
   Produced                      $0.7173   $0.7187      $0.6624    $0.7140

U.S. Chicken Net Pounds Produced
   000's)                        367,431   393,755      382,955    350,409

Other Operations:
Other Sales (000's)               36,706    27,940       42,843     34,201

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other
   Sales (000's)                 300,255   310,913      296,530    284,379

U.S. Chicken & Other Operating
   Income (000's)                  8,411    12,909        3,502     21,106
U.S. Chicken & Other Operating
   Income as a percent of U.S.
   Chicken & Other Sales            2.80%     4.15%        1.18%      7.42%


Mexico
Chicken Operations:
Mexico Chicken Sales (000's)      79,121    81,066       76,730     70,446
Mexico Chicken Sales divided by
   Mexico Chicken Net Pounds
   Produced 			   $0.6092   $0.7053      $0.6742    $0.5577

Mexico Chicken Operating
   Income (000's)                 7,225     13,439        9,779      4,116
Mexico Operating Income as a
   percent of Mexico Chicken
   Sales 				     9.13%     16.58%       12.74%      5.84%


Mexico Net Pounds Produced
   (000's)				  129,877    114,931      113,805    126,313

Turkey

U.S. Turkey Sales (000's)             -          -            -          -
U.S. Turkey Sales divided by
   U.S. Turkey Net Pounds Produced    -          -            -          -

U.S. Turkey Operating Income (000's)  -          -            -          -
U.S. Turkey Operating Income as a
   percent of U.S. Turkey Sales	  -          -            -          -
U.S. Turkey Net Pounds Produced
   (000's)                     	  -          -            -          -

U.S. Summary

U.S. Sales (000's)    		  300,255    310,913      296,530    284,379
U.S. Cost of Sales (000's)      273,604    282,676      276,987    247,149
U.S. Gross Margin (000's)        26,651     28,237       19,543     37,230
U.S. Gross Margin as a percent
   of U.S. Sales 			     8.88%      9.08%        6.59%     13.09%

U.S. Selling, General and
   Administrative Expenses
   (000's) 				   18,240     15,328       16,041     16,124
U.S. Selling, General and
   Administrative Expenses as
   a percent of U.S Sales          6.07%      4.93%        5.41%      5.67%

U.S. Operating Income (000's)     8,411     12,909        3,502      21,106
U.S. Operating Income as a percent
   of U.S. Sales 			     2.80%      4.15%        1.18%       7.42%


Consolidated Operations
Chicken Operations:
Chicken Sales from all
   Divisions (000's) 		  342,670    364,039      330,417     320,624
Chicken Sales from all divisions
   divided by Chicken Net Pounds
   Produced from all Divisions  $0.6890    $0.7156      $0.6651     $0.6726

Chicken Net Pounds Produced from
   all Divisions (000's) 	  497,308 	 508,686	  496,760     476,722

Other Operations:
Other Sales (000's)              36,706     27,940       42,843      34,201

Totals All Operations:
Total Net Sales (000's)		  379,375    391,979      373,260     354,825
Total Cost of Sales (000's)     339,718    345,314      339,231     309,348
Gross Margin from all operations
   (000's)                       39,658     46,665       34,029      45,477        Gross Margin from all operations
  as a percent of Total Net Sales 10.45%     11.90%        9.12%      12.82%

Total Selling, General and
   Administrative Expenses
   (000's) 				   24,022     20,316       20,747      20,255
Total Selling, General and
   Administrative Expenses as
   a percent of Total Net Sales    6.33%      5.18%        5.56%       5.71%

Operating Income from all
   operations (000's) 		   15,636     26,349       13,282      25,222
Operating Income from all
   operations as a percent of
   Total Net Sales 		     4.12%      6.72%        3.56%       7.11%

                    		  10/02/99  07/03/99     04/03/99    01/02/99
United States
Chicken Operations:
U.S. Chicken Sales (000's)       249,181   254,794      236,673     222,848
U.S. Chicken Sales divided by
   U.S.Chicken Net Pounds
   Produced 			   $0.7220   $0.7317      $0.6953     $0.6517

U.S. Chicken Net Pounds
   Produced (000's) 		   345,141   348,232      340,387     341,931

Other Operations:
Other Sales (000's) 	          32,151    26,461	   36,690      44,105

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales
   (000's) 				   281,332   281,255      273,363      266,953

U.S. Chicken & Other Operating
   Income (000's) 		    25,619    22,076       21,741       18,741
U.S. Chicken & Other Operating
   Income as a percent of U.S.
   Chicken & Other Sales            9.11%     7.85%        7.95%        7.02%


Mexico
Chicken Operations:
Mexico Chicken Sales (000's)      65,929    62,905       56,531       69,134
Mexico Chicken Sales divided by
   Mexico Chicken Net Pounds
   Produced 			   $0.5193   $0.5984      $0.5773      $0.5458

Mexico Chicken Operating
   Income (000's) 		     3,195     7,136        3,551        7,445
Mexico Operating Income as a
   percent of Mexico Chicken
   Sales 				      4.85%    11.34%        6.28%       10.77%


Mexico Net Pounds Produced
  (000's)                        126,948   105,117       97,927      126,657

Turkey

U.S. Turkey Sales (000's)              -         -            -            -
U.S. Turkey Sales divided by U.S.
   Turkey Net Pounds Produced 	   -         -            -            -
U.S. Turkey Operating Income (000's)   -         -            -            -

U.S. Turkey Operating Income as a
   percent of U.S. Turkey Sales        -         -            -            -

U.S. Turkey Net Pounds Produced (000's)-         -            -            -

U.S. Summary

U.S. Sales (000's)    		   281,332   281,255      273,363      266,953
U.S. Cost of Sales (000's)       242,313   243,018      234,533      234,667
U.S. Gross Margin (000's)         39,019    38,236       38,830       32,287
U.S. Gross Margin as a percent
   of U.S. Sales                   13.87%    13.59%       14.20%       12.09%

U.S. Selling, General and
   Administrative Expenses(000's) 13,399    16,160       17,089       13,545
U.S. Selling, General and
   Administrative Expenses as a
   percent of U.S Sales             4.76%     5.75%        6.25%        5.07%

U.S. Operating Income (000's)     25,619    22,076       21,741       18,741
U.S. Operating Income as a percent
   of U.S. Sales			      9.11%     7.85%        7.95%        7.02%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions
   (000's) 				   315,110   317,699      293,204      291,983
Chicken Sales from all divisions
   divided by Chicken Net Pounds
   Produced from all Divisions   $0.6675   $0.7008      $0.6689      $0.6231

Chicken Net Pounds Produced from
   all Divisions (000's) 	   472,089   453,349      438,314      468,588

Other Operations:
Other Sales (000's)   		    32,151    26,461       36,690       44,105

Totals All Operations:
Total Net Sales (000's) 	   347,261   344,160      329,894      336,088
Total Cost of Sales (000's) 	   301,131   294,745      283,632      292,187
Gross Margin from all operations
   (000's) 				    46,131    49,415       46,262       43,900
Gross Margin from all operations
   as a percent of Total Net Sales 13.28%    14.36%       14.02%       13.06%

Total Selling, General and
   Administrative Expenses (000's)17,316    20,203       20,970       17,715
Total Selling, General and
   Administrative Expenses as a
   percent of Total Net Sales       4.99%     5.87%        6.36%        5.27%

Operating Income from all
   operations (000's) 		    28,814    29,212       25,292       26,186
Operating Income from all
   operations as a percent of
   Total Net Sales 		      8.30%     8.49%        7.67%        7.79%

                     		   09/26/98    06/27/98    03/28/98   12/27/97
United States
Chicken Operations:
U.S. Chicken Sales (000's)	    243,772     228,719     218,268	   218,634

U.S. Chicken Sales  divided by
   U.S.Chicken Net Pounds
   Produced 			    $0.7828     $0.7196     $0.6908    $0.6816

U.S. Chicken Net Pounds
   Produced( 000's)               311,428     317,849     315,948    320,773

Other Operations:
Other Sales (000's)   		     34,391      32,656	     36,074     40,942

U.S. Chicken Sales &
Other Sales Totals:
U.S. Chicken Sales & Other
   Sales (000's)                  278,163      261,375     254,342   259,576

U.S. Chicken & Other
   Operating Income (000's)        22,266        8,434       3,104     2,473
U.S. Chicken & Other
Operating Income as a
percent of U.S.
Chicken & Other Sales			 8.00%        3.23%       1.22%     0.95%

Mexico
Chicken Operations:
Mexico Chicken Sales(000's)        62,548       67,125      70,104     78,311
   Mexico Chicken Sales
   divided by Mexico
   Chicken Net Pounds
   Produced				    $0.6789      $0.7269     $0.6922    $0.6803
Mexico Chicken Operating Income
   (000's)                          9,178       10,608       8,294     12,898
Mexico Operating
   Income as a percent
   of Mexico Chicken Sales   	      14.67%       15.80%      11.83%     16.47%
Mexico Net Pounds
   Produced (000's)                92,135       92,350     101,276    115,118

Turkey
U.S. Turkey Sales(000's)                -            -           -          -
U.S. Turkey Sales divided by U.S.
   Turkey Net Pounds Produced	          -            -           -          -
U.S. Turkey Operating
   Income (000's)        		    -            -           -          -
U.S. Turkey Operating
   Income as a percent of U.S.
   Turkey Sales		 		    -            -           -          -
U.S. Turkey Net Pounds Produced (000's) -            -           -          -

U.S. Summary

U.S. Sales (000's)    		    278,163      261,375     254,342   259,576
U.S. Cost of Sales (000's)	    244,055      241,956     239,915   246,985
U.S. Gross Margin (000's)	     34,108       19,419      14,427    12,591
U.S. Gross Margin as a percent of
   U.S. Sales			      12.26%        7.43%       5.67%     4.85%
U.S. Selling, General and Administrative
   Expenses (000's)		     11,842       10,985      11,323    10,118
U.S. Selling, General
   and Administrative Expenses as a
   percent of U.S Sales 	       4.26%        4.20%       4.45%     3.90%
U.S. Operating Income (000's)      22,266        8,434       3,104     2,473
U.S. Operating Income
   as a percent of U.S. Sales	       8.00%        3.23%       1.22%     0.95%

Consolidated
Operations
Chicken Operations:
Chicken Sales from all Divisions
    (000's) 			    306,320      295,844     288,372   296,945
Chicken Sales from all divisions
   divided by Chicken Net Pounds
   Produced from all Divisions    $0.7590      $0.7212     $0.6912   $0.6812
Chicken Net Pounds Produced from
   all Divisions (000's)	    403,563      410,199     417,224   435,891
Other Operations:
Other Sales (000's)   		     34,391       32,656      36,074    40,942
Totals All
Operations:
Total Net Sales(000's)            340,711      328,500     324,446   337,887

Total Cost of Sales (000's)       293,586      295,764     297,585   308,507

Gross Margin from all operations
   (000's)      			     47,125       32,736      26,861    29,380
Gross Margin from all operations as a
   percent of Total Net Sales	      13.83%        9.97%       8.28%     8.70%
Total Selling, General and Administrative
   Expenses (000's)		     15,681       13,694      15,463    14,009
Total Selling, General and Administrative
   Expenses as a percent of Total
   Net Sales			       4.60%        4.17%       4.77%     4.15%
Operating Income from all operations
   (000's)				     31,444       19,042      11,398    15,371
Operating Income from all operations
   as a percent of Total Net Sales	 9.23%        5.80%       3.51%     4.55%

                   		    09/27/97      6/28/97    03/29/97  12/28/96
United States
Chicken Operations:
U.S. Chicken Sales (000's)         233,779      227,111     204,128   193,147

U.S. Chicken Sales divided by
   U.S.Chicken Net Pounds Produced $0.7017      $0.6926     $0.7090   $0.7163
U.S. Chicken Net Pounds Produced
   (000's)                        333,184      327,928     287,915   269,655
Other Operations:
Other Sales (000's)   		     34,382       33,619      38,095    38,391
U.S. Chicken Sales &
Other Sales Totals:
U.S. Chicken Sales & Other
   Sales (000's)  		    268,161       260,730    242,223   231,538
U.S. Chicken & Other Operating
   Income (000's)			     10,300         4,622      4,031    10,369
U.S. Chicken & Other Operating Income
   as a percent of U.S. Chicken &
   Other Sales			       3.84%         1.77%      1.66%     4.48%

Mexico
Chicken Operations:
Mexico Chicken Sales  (000's)	     73,113       74,438      61,178    66,268
Mexico Chicken Sales divided by Mexico
   Chicken Net Pounds Produced    $0.6612      $0.6916     $0.5959   $0.6538
Mexico Chicken Operating Income
   (000's)				     14,993        8,005       5,630     5,945
Mexico Operating Income as a percent
   of Mexico Chicken Sales	      20.51%       10.75%       9.20%     8.97%
Mexico Net Pounds Produced (000's)110,570      107,635     102,663   101,357

Turkey
U.S. Turkey Sales(000's)     		    -            -           -         -
U.S. Turkey Sales divided by U.S.
   Turkey Net Pounds Produced    	    -            -           -         -
U.S. Turkey Operating Income (000's)    -            -           -         -
U.S. Turkey Operating Income as a percent
   of U.S. Turkey Sales   		    -            -           -         -
U.S. Turkey Net Pounds Produced (000's) -            -           -         -

U.S. Summary
U.S. Sales (000's)    		    268,161      260,730     242,223   231,538
U.S. Cost of Sales (000's)        253,014      244,820     227,462   210,213
U.S. Gross Margin (000's)          15,147       15,910      14,761    21,325

U.S. Gross Margin as a percent of U.S.
   Sales 				       5.65%        6.10%       6.09%     9.21%
U.S. Selling, General and Administrative
   Expenses (000's)		      4,847       11,288      10,730    10,956
U.S. Selling, General and Administrative
   Expenses as a percent of
   U.S Sales 				 1.81%        4.33%       4.43%     4.73%
U.S. Operating Income(000's)       10,300        4,622       4,031    10,369
U.S. Operating Income as a percent of U.S.
   Sales				      3.84%        1.77%       1.66%     4.48%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions
   (000's)				    306,892      301,549     265,306   259,415
Chicken Sales from all divisions divided
   by Chicken Net Pounds Produced from all
   Divisions			    $0.6916      $0.6923     $0.6793   $0.6992
Chicken Net Pounds Produced from all
   Divisions (000's)		    443,754      435,563     390,578   371,012
Other Operations:
Other Sales (000's)    		     34,382       33,619      38,095    38,391
Totals All Operations:
Total Net Sales  (000's)     	    341,274      335,168     303,401   297,806
Total Cost of Sales (000's)       307,414      307,883     280,316   267,539
Gross Margin from all operations
   (000's)  		           33,860       27,285      23,085    30,267
Gross Margin from all operations as a
   percent of Total Net Sales	       9.92%        8.14%       7.61%    10.16%
Total Selling, General and Administrative
   Expenses (000's)		      8,567       14,658      13,425    13,953
Total Selling, General and Administrative
   Expenses as a percent of Total
   Net Sales			       2.51%        4.37%       4.42%     4.69%
Operating Income from all operations
  (000's)                          25,293       12,627       9,660    16,314
Operating Income from all operations
   as a percent of Total Net Sales   7.41%        3.77%       3.18%     5.48%

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.